Exhibit 99.1

WELL POSITIONED TO PROSPER Matt Kaplan Officer June 2012 President and Chief Operating Andrea K. Tarbox Vice President and CFO

FORWARD LOOKING STATEMENTS The information made Forward-Looking Statements 2 in this presentation and statements during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations events and regarding future operating performance. These forward-looking statements involve a number of risks and Risk Factors uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A Non-GAAP Financial Measures reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. 2

BUILDING OF KAPSTONE 3 Kraft paper mill & dunnage bag business acquired from Dunnage bag business sold to ITW IP •Purchase price $204 MM •EBITDA •Sold for $35 MM •6.4 Xs TTM Adj. EBITDA KS founded by Roger Stone 3.3 Xs TTM Adj. Kraft paper mill acquired from MWV USC acquired on and Matt Kaplan •Focus on paper & packaging •Industry veterans •Purchase Price $471 MM October 31, 2011 •Purchase Price $332 MM •6.4 Xs Adj. TTM EBITDA •Largest stakeholders in company •5.8 Xs TTM Adj. EBITDA April 2005 January 2007 July 2008 March 2009 October 2011 3

Strong Industry Fundamentals Inventory levels are low Supply and demand are in balance Anticipate increased demand as worldwide economies improve Minimal growth in supply expected over next several years High industry-wide operating rates 4

PRODUCTS Kraft Containerboard – Approximately 900,000 tons per year 5 Corrugated boxes Wide range of grades and basis weights High performance light weight linerboard grades Kraft Papers – Approximately 275,000 tons per year Approximately 19% of market share Multiwall -Packaging for flour, sugar, pet food, cat litter, cement Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery 5

PRODUCTS DuraSorb® Saturating Kraft – Approximately 270,000 tons per year Used in various high laminates 6 pressure including furniture, shelving, countertops, and flooring Market leader Kraftpak ® – Approximately 100,000 tons per year A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 6 billion square feet per year Corrugated boxes Sheets 6

PRODUCTION FACILITIES Three efficient and cost effective paper mills which produce 7 linerboard, kraft paper, saturating kraft, recycled corrugating medium, and unbleached, folding carton board 2 virgin fiber mills 1 l d fib ill recycled fiber mill Annual production of approximately 1.5 million tons of various unbleached kraft paper grades 14 box/sheet feeder facilities which have substantial excess capacity. Ample capacity for expansion 6 full line box plants 2 sheet feeders 6 sheet plants Annual shipments of approximately 6 billion square feet 7

Well Positioned for Our Customers 8

KapStone Delivers Strong, Profitable Growth $165 $172 $906 $999 Net Sales Adj. EBITDA* $78 $95 $492 $626 $783 Millions Millions $50 $27 $224 2007 2008 2009 2010 2011 TTM Mar. 2012 2007 2008 2009 2010 2011 TTM Mar. 2012 *Adjusted to exclude alternative fuel mixture credits, non-cash stock compensation, acquisition related costs, and dunnage bag business sold in March 2009 Acquisitions, higher prices, and improved operations have driven substantial sales and EBITDA growth 9

2011 Full Year Financial Results Years Ended December 31, ($ in Millions, except per share data) 2010 2011 Inc. Inc. Net Sales $783 $906 $123 16% EBITDA $113 $157 $44 39% Adj. EBITDA* $95 $165 $70 74% Net Income $65 $124 $59 91% Adj. Net Income** $29 $67 $38 131% Diluted EPS $1.38 $2.61 $1.23 89% Adj. Diluted EPS** $0.62 $1.41 $0.79 127% *Adjusted to exclude alternative fuel mixture credit, non-cash stock compensation, and acquisition related costs **Adjusted to exclude items above and cellulosic biofuel tax credits 10

Adjusted Free Cash Flows* Adjusted free cash flow was $94 million for the 2011 full year, or $1.98 per Strong Free Cash Flows $73 $94 diluted share Capex for 2012 estimated to be $60 $68 million • Annual maintenance Capex is expected to be approximately $36 $21 $25 - $30 million • Remainder for strategic or cost reduction projects with fast 2007 2008 2009** 2010** 2011 paybacks Book tax rate expected to be 36% for 2012 • Have not been a cash taxpayer • *Calculated by adjusting cash flow from operations for capital expenditures, AFTC, and results of dunnage bag Expect 2012 cash tax rate of 10% as the CB and USC NOL credits are utilized business sold in 2009 **Includes $13 million of income tax refunds in 2010 and 2009 11

Strong Balance Sheet at March 31, 2012 Net debt $338 million Current interest rate on debt 2.24% Debt to EBITDA ratio per bank agreement 1.87 At March 31, 2012, KapStone had $20 million of cash and $142 million of revolver borrowing capacity In addition, in May 2012 KapStone modified its credit facility by increasing the accordion provision from $300 million to $450 million which could provide for future borrowing 12

WELL POSITIONED Compelling industry fundamentals KS well-positioned in highly desirable containerboard market Primarily virgin containerboard mill system Located in excellent wood basket Enhanced profitability throughout the economic cycle as the risk of costly lack of order downtime is mitigated Purchaser of 195 thousand tons of containerboard - provides flexibility Significant opportunity to grow revenue and profits by increasing utilization of converting facilities Alternative, logical growth path in addition to purchasing mill assets Modest leverage ratio with opportunity to quickly de-lever due to strong free cash flow Ability to grow in the future due to strong balance sheet 13

Track Record of Providing Return to Our Shareholders Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 May 15, 2012 250.00 300.00 150.00 200.00 0.00 50.00 100.00 Closing Price of $17.11 May 15, 2012 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 5/15/2012 KapStone Paper and Packaging Corporation S&P 500 Index - Total Returns S&P 500 Paper Packaging Index Ranked 5th by Fortune in 2010 annual list of 100 Fastest Growing Companies on: total Recognitions Growth in revenue, EPS and stock market return over past 3 years Ranked 1st for industrial companies Ranked 10th by Forbes in 2011 annual list of 100 best small companies in America 14

Appendix

Facilities Roanoke Rapids Mill The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines Broad range of basis weights, manufacturing flexibility Leading edge technology as a result of $70 million in capital investments since 1998 No. 3 Kraft paper 1953 1998 205,000 Containerboard Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) No. 4 Kraft paper / Specialty 1959 1999 / 2004 120,000 Containerboard 100,000 Total Tons 425,000 Prime Location On I-95 corridor in North Carolina, excellent geographic location In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $5 - $6 million 16

Facilities Charleston Mill The Charleston Mill operates three paper machines, all have been upgraded within the past 8 years Paper Machine Available Product Year Built Most Recent Upgrade tons) No. 1 Saturating Kraft 1937 2004 275,000 or Kraftpak® 316,000 Capacity (or Containerboard 324,000 No. Saturating 1947 2007 248,000 2 Kraft No. 3 Containerboard 1957 2008 310,000 Total Tons 833,000-882,000 The assets also include: A 100 megawatt power-generating facility (“Cogen”) located adjacent to the Charleston Mill A lumber mill in Summerville, SC Five chip mills, including one on-site at the Summerville lumber mill Prime Location On Charleston Harbor with excellent world-wide freight rates In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $15 to $million 17

Facilities Cowpens Mill The Cowpens Mill operates one paper machine Available Product Year Built Capacity (tons) Containerboard and medium 1992 240,000 The mill uses approximately 260,000 tons of recycled fiber (OCC) Operates with a unique closed loop water system which reduces water usage and mitigates potential pollution problems 18

Facilities Corrugated Box Plants (6) Five 98” Corrugators and one 110” Corrugator Extensive Converting Capabilities In-house Structural and Graphic Design High-Graphic 6+ Color Direct Print and Preprint Capabilities Value-Analysis Programs Warehousing Programs Superior Customer Service 19

Facilities Sheet Plants (6) Multiple 2 and 4-Color Inline Die Cutters Specialty Gluers and Machinery (Flexo Folders, Printer Slotters, Label Laminators, Tapers, Slitters) In-house Design with CAD tables Warehousing Programs Value Analysis Programs Quick Turnaround 20

Facilities Sheet feeder plants (2) 87” and 98" Corrugators with A, B, C, E, BC, and EC flutes. In-house transportation and logistics operations Color and Specialty Coating Servicing Texas, Oklahoma, Arkansas, Kansas, Louisiana, Georgia, Florida, Tennessee, Alabama and South Carolina 21

Summary of Key Assumptions for 2012 Full year of USC results Only two months included in 2011 Integration progressing well $16 million of synergy benefits previously identified to be recognized over first 18 months • Timing is on target, if not slightly ahead Planned outages and major maintenance Roanoke Rapids Mill – Q4 2012 • Approximately $1 million higher than 2011 Charleston Mill – comparable to 2011 Cowpens – Q4 2012: Comparable to 2011 • Expected maintenance cost: $1.2 million • Expected lost production and potential sale tons: 2,700 tons 22

Summary of Key Assumptions for 2012 Input costs Expect overall flat to slight upward cost pressure • Primarily driven by stable wood prices offset with slightly lower OCC • Partially offset by higher energy and caustic soda CAPEX - Approximately $60 million Including approximately $10 million for USC including the replacement of the ERP system  FX Slight negative compared to 2011 Avg. rate for 2011 was 1.39 23